UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       September 26, 2005

CORNERSTONE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-30497	62-1175427

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5319 Highway 153, Chattanooga, Tennessee	37343

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (423) 385-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 19, 2005 Frank McDonald and Miller Welborn were elected to the Board of Directors of Cornerstone Bancshares and Cornerstone Community Bank a wholly owned subsidiary; both have broad experience and civic ties to the Chattanooga market.

The size of the non management Board will be increased from nine to eleven.

Item 9.01          Financial Statements and Exhibits

Exhibit 99.1           On September 21, 2005 Cornerstone Bancshares issued a press release.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE BANCSHARES, INC.

(Registrant)

Date September 26, 2005
	By:	/s/ Nathaniel F. Hughes

Nathaniel F. Hughes,
President and Chief Operating Officer